RYDEX VARIABLE TRUST

                              CLS ADVISORONE FUNDS

                                  AMERIGO FUND
                                  BEROLINA FUND
                                  CLERMONT FUND

                   Supplement dated September 13, 2007 to the
            Rydex Variable Trust Statement of Additional Information
             for the Amerigo Fund, Berolina Fund, and Clermont Fund
                                Dated May 1, 2007


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX VARIABLE TRUST STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THAT SAI.

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Effective  immediately,  the following risk  disclosure will be added to the SAI under "Investment Policies, Techniques and Risk Factors":

       EXCHANGE TRADED NOTES
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       The Funds may invest in exchange traded notes ("ETNs").  An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange traded funds ("ETFs"). An ETN's returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike, regular bonds, ETNs do not make period interest payments and principal is not protected.

       An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN's ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

       The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of


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       an ETN may also change due to a change in the issuer's credit rating.  As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

       HYBRID INSTRUMENTS
       ------------------
       The Funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

       Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes a fund to the credit risk of the issuer of the hybrid instruments. These risks may cause significant fluctuations in the NAV of the Fund.

       Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify for an exemption from the provisions of the Commodity Exchange Act (the "CEA") under applicable rules of the U.S. Commodity Futures Trading Commission (the "CFTC").

       Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, the Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

       INDEX LINKED NOTES. The Funds will invest in index linked notes from time to time. An index linked note is a note whose performance is tied to a stock index. Upon the maturity of the note, generally the holder receives


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       a return of  principal  based on the capital  appreciation  of the linked securities. Depending on the terms of the issuance, index linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an index linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Index linked notes will be considered equity securities for purposes of the Funds' investment objective and policies.

       The ability of the Funds to invest in index linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on index linked notes is linked to the value of the underlying index securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The Funds will only invest in index linked notes that qualify for an exemption from the provisions of the CEA under applicable rules of the CFTC.

       The price of an index linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an index linked note by a Fund is similar to the risk involved in the purchase of the securities underlying the index. However, index linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, index linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. In the event that the issuer of an index linked note defaulted under the terms of the note, the Fund would look to the underlying collateral for satisfaction of the claims.

       Index linked notes are often privately placed and may not be rated, in which case the Funds will be more dependent on the ability of the Sub-Advisor to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of index linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the securities underlying the index. The Funds have no restrictions on investing in index linked notes whose issuers are rated below investment grade (E.G., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. However, a Fund will not invest in any index linked note unless the Advisor believes that the other party to the transaction is creditworthy.

       Upon issuance the notes will not have an established trading market, and there is no assurance that one will develop or, if one develops, that it will be maintained. The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the index linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

       STRUCTURED NOTES. The Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation's risk/return profile. Generally, the performance of a structured note will track that of the

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       underlying  debt  obligation and the derivative  embedded  within it. The
       Funds may invest in structured notes that are collateralized by one or more credit default swaps on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

       Structured notes are typically privately negotiated transactions between two or more parties. The Funds bear the risk that the issuer of the structured note will default or become bankrupt. The Funds also bear the risk of the loss of their principal investment and periodic interest payments expected to be received for the duration of their investment in the structured notes.

       The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a structured note may not be available.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


VTSAI-13-0907x0508